Exhibit 10.1

INCREMENTAL COMMITMENT AGREEMENT

Ally Bank

BMO Harris Bank N.A.

U.S. Bank National Association

Sumitomo Mitsui Banking Corporation

ING Capital LLC

Signature Bank

Webster Business Credit Corporation

Branch Banking and Trust Company

JPMorgan Chase Bank, N.A.

December 22, 2017

REV GROUP, INC.

11 E. Kilbourn Avenue, Ste. 2600

Milwaukee, WI 53202

Re: Incremental Commitments

Ladies and Gentlemen:

Reference is made to the Revolving Credit and Guaranty Agreement, dated as of April 25, 2017 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among REV GROUP, INC., a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER party thereto from time to time, as Guarantor Subsidiaries, the Lenders party thereto from time to time, and ALLY BANK (“Ally”), BMO HARRIS BANK N.A. (“BMO”), as Joint Leads Arrangers and Joint Book Running Managers, Ally and BMO, as Co-Collateral Agents and Ally, as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

Each Lender (each an “Incremental Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Lender, its “Incremental Commitment”). Each Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Revolving Credit Agreement, including, without limitation, Sections 2.1 and 2.23 thereof.

Each Incremental Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Commitments provided pursuant to this Agreement shall constitute Incremental Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental Commitment of each Incremental Lender shall become, or in the case of an existing

Lender, shall be added to (and thereafter become a part of), the Commitment of such Incremental Lender. Each Incremental Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrower such upfront fees, and/or other fees, if any, as may be separately agreed to in writing with the Borrower and the Administrative Agent, all of which fees shall be due and payable to such Incremental Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Commitment provided pursuant to this Agreement.

Each Incremental Lender party to this Agreement, to the extent not already a party to the Revolving Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Revolving Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Revolving Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Revolving Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Revolving Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Revolving Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) in the case of each Incremental Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Certificate Re: Non-Bank Status referred to in Section 2.19(d)(ii) of the Revolving Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Revolving Credit Agreement and the other Credit Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent, each Issuing Bank, the Swing Line Lender, the Borrower and each Guarantor Subsidiary, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 3 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Lender party hereto (i) shall be obligated to make the Revolving Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Revolving Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all Revolving Loans made pursuant thereto, and (ii) all such Obligations (including all such Revolving Loans) shall be entitled to the benefits of the Pledge and Security Agreement, the other Collateral Documents and the Guaranty.

Each Guarantor Subsidiary acknowledges and agrees that all Obligations with respect to the Incremental Commitments provided hereby and all Revolving Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided therein and in the Revolving Credit Agreement and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Revolving Credit Agreement.

Attached hereto as Annex II is the officer’s certificate required to be delivered pursuant to clause (ii) of the definition of “Incremental Commitment Requirements” appearing in Section 1.1 of the Revolving Credit Agreement certifying that the conditions set forth in clause (i) of the definition of “Incremental Commitment Requirements” appearing in Section 1.1 of the Revolving Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).

Attached hereto as Annex III are true and correct copies of officers’ certificates, board of director resolutions and good standing certificates of the Credit Parties required, and as requested by the Administrative Agent, to be delivered pursuant to clause (v) of the definition of “Incremental Commitment Requirements” appearing in Section 1.1 of the Revolving Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on December 21, 2017. If you do not so accept this Agreement by such time, our Incremental Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 10.5 of the Revolving Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Revolving Credit Agreement, the terms of the Revolving Credit Agreement shall control.

*       *       *

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

ALLY BANK, as Administrative Agent, Issuing Bank, Swing Line Lender and Incremental Lender

By: /s/ Eric S. Miller
Name: Eric S. Miller
Title: Authorized Signatory

BMO HARRIS BANK N.A., as Issuing Bank and Incremental Lender

By: /s/ Terrence McKenna
Name: Terrence McKenna
Title: Vice President

U.S. Bank National Association, as Incremental Lender

By: /s/ Thomas P. Chidester
Name: Thomas P. Chidester
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Incremental Lender

By: /s/ Hitoshi Ryoji
Name: Hitoshi Ryoji
Title: Managing Director

ING CAPITAL LLC, as Incremental Lender

By: /s/ Doug S. Clarida
Name: Doug S. Clarida
Title: Director

By: /s/ Jerry L. McDonald
Name: Jerry L. McDonald
Title: Director

SIGNATURE BANK, as Incremental Lender

By: /s/ Thomas Morante
Name: Thomas Morante
Title: Vice President

Signature Page to Incremental Commitment Agreement

WEBSTER BUSINESS CREDIT CORPORATION, as Incremental Lender

By: /s/ Steven Schuit
Name: Steven Schuit
Title: Vice President

Branch Banking and Trust Company, as Incremental Lender

By: /s/ David Miller
Name: David Miller
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Incremental Lender

By: /s/ Sabrina Lin
Name: Sabrina Lin
Title: Authorized Officer

Signature Page to Incremental Commitment Agreement

Agreed and Accepted
this 22nd day of December, 2017:

REV GROUP, INC.,
as Borrower

By: /s/ Dean J. Nolden

Name: Dean J. Nolden

Title:   Treasurer & Chief Financial Officer

Signature Page to Incremental Commitment Agreement

Each Guarantor Subsidiary acknowledges and agrees to each the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Revolving Loans to be made pursuant thereto.

CAPACITY OF TEXAS, INC.

CHAMPION BUS, INC.

COLLINS BUS CORPORATION

COLLINS I HOLDING CORP.

COLLINS INDUSTRIES, INC.

COMPRESSED AIR SYSTEMS, INC.*

Revability, Inc.

ELDORADO NATIONAL (CALIFORNIA), INC.

ELDORADO NATIONAL (KANSAS), INC.

E-ONE, INC.

FERRARA FIRE APPARATUS, INC.

FERRARA FIRE APPARATUS HOLDING COMPANY, INC.

FFA ACQUISITION COMPANY, INC.

FFA HOLDCO, INC.

GENERAL COACH AMERICA, INC.

GOLDSHIELD FIBERGLASS, INC.

GOSHEN COACH INC.

HALCORE GROUP, INC.

HORTON ENTERPRISES, INC.

KME GLOBAL, LLC

KME HOLDINGS, LLC

KME RE HOLDINGS, LLC

KOVATCH MOBILE EQUIPMENT CORP.

MOBILE PRODUCTS, INC.

REV AMBULANCE GROUP ORLANDO, INC.

REV FINANCIAL SERVICES LLC

REV INSURANCE SOLUTIONS LLC

REV PARTS, LLC

REV RECREATION GROUP, INC.

REV RECREATION GROUP FUNDING, INC.

REV RENEGADE LLC

REV RENEGADE HOLDINGS CORP.

REV RTC, INC., as a
Guarantor Subsidiary

By: /s/ Dean J. Nolden

Name: Dean J. Nolden

Title:   Treasurer & Chief Financial Officer

________________

* A Pennsylvania corporation with entity number 2886396.

Signature Page to Incremental Commitment Agreement

Annex I

TERMS AND CONDITIONS FOR INCREMENTAL COMMITMENT AGREEMENT

Dated as of December 22, 2017

1.	Name of the Borrower: REV Group, Inc.

2.	Incremental Commitment amounts (as of the Agreement Effective Date):

Names of Incremental Lenders	Amount of Incremental Commitment
Ally Bank	$21,428,571
BMO Harris Bank N.A.	$21,428,571
U.S. Bank National Association	$6,428,571
Sumitomo Mitsui Banking Corporation	$7,857,143
ING Capital LLC	$8,571,429
Signature Bank	$7,500,000
Webster Business Credit Corporation	$2,500,000
Branch Banking and Trust Company	$7,142,857
JPMorgan Chase Bank, N.A.	$17,142,857
Total:	$100,000,000

3.	Applicable Commitment Fee Percentage: Same as currently provided in the Credit Agreement.

4.	Applicable Margin: Same as currently provided in the Credit Agreement.

5.	Other Conditions Precedent: N/A

Annex I to Incremental Commitment Agreement